Exhibit 99.2

Business Review

Shareholder Presentation

July 2023

Noble Roman's® Inc.

Presentation Outline

- Strategic Objectives
- Non-Traditional Segment
- Craft Pizza & Pub Segment



Current Strategic Business Focus

Address Company’s Debt Structure

Accelerate Growth in the Non-Traditional Segment

Improve Margins & Performance in the Craft Pizza & Pub Segment

Follow-On Strategic Objectives

Promote the Company and its Stock

Expand the Craft Pizza & Pub Segment
(Company Owned & Franchised)

Business Focus

Non-Traditional Segment

Craft Pizza & Pub Segment

Non-Traditional Segment

A Noble Roman's Pizza Inside Another Business/Facility

Owner of the Underlying Facility is the Franchisee

Core Menu of Pizza & Breadsticks with Menu Extensions

Convenience Store Venue – General Data

- Over 150,000 Units Nationwide
- 165 Million Transactions Per Day
- 90% of Americans Live Within 10 Minutes of a Unit
- Total Convenience Store Sales are 3.1% of US GDP
- 70% of Customers Enter When Purchasing Gas
- 59% of Customers Would Consider Purchasing Food

Sources: Convenience Matters, Ep 339, 6/6/22, 'NACS State of the Industry Results'. Bluedot, "Convenience Experience Report", 2022 survey.

Primary Selling Attributes

- Product Quality – Taste
- Simplicity – Fully Prepared Crust
- Low Investment Cost
- Low Food & Labor Costs
- Branded Offering

Unique Advantage

Restaurant Pizzeria Inside a Convenience Store

- Not a Convenience Store that Sells Pizza
- Creates a draw
- Increased customer traffic
- Increases other sales simultaneously
- Operates with One Dedicated Employee



Branded Space

- LED Digital Menu Board System
- Warmer Mounted Promo TV Display
- Custom Counter Graphics
- Up-Front Ordering for Custom Pizzas
- Up-Front Production Area



WORLD FAMOUS
Noble Roman's
AWARD WINNING PIZZA
We Custom Make & Bake Your Favorite Pizza in 10 Minutes
Daily Special
$5.99
Individual Pizza & Breadsticks
FAMOUSLY DELICIOUS!
Noble Roman's PIZZA

Sample Non-Traditional Layouts


Option A
9' 0"
8' 0"
Option B
6' 0"

Option A – Pizza Making at the Front Counter: Only 8' of Counter Length Required

Option B – Pizza Making on the Back Line: Only 6' of Counter Length Required

Non-Traditional Program Cost

Program Item	Cost
Equipment	$21,335
Interior Signage/Marketing	$3,345
Franchise Fee	$7,500
Total Program Entry Cost	**$32,180**

Costs as of 3/31/23, subject to change Does not include site-dependent construction, if any necessary.

YTD Development in 2023

Franchise Agreements Signed: 41

From January 1, 2023 through June 30, 2023.

Indianapolis, IN (NW Side)


Noble Roman's Pizza
FAMOUSLY DELICIOUS!
Noble Roman's PIZZA
HONEY CRISP CHICKEN


McCLURE
Noble Roman's PIZZA
WHAT IS BETTER
THAN PIZZA
FOR BREAKFAST
GET YOURS
$5.49
Home City Ice

Marengo, IL



Baked Subs
The Classic Stromboli Sub $6.49
Hawaiian Luau Pizza
Individual $5.99 | Medium $12.99 | Large $15.99
Baked Subs
Ham & Cheese $6.99 | Italian Roast Beef $6.99
Famously Delicious

Elba, AL



Baked Subs
FAMOUSLY DELICIOUS!
EMPLOYEES ONLY

New Orleans, LA


Specialty Pizzas
FAMOUSLY DELICIOUS!
Noble Roman's PIZZA

Lexington, KY



WORLD FAMOUS
Noble Roman's
AWARD WINNING PIZZA
We Custom Make & Bake Your
Favorite Pizza in 10 Minutes
Make it the Works!
Create Your Own Favorite!
Pizza Your Way!
Chicken Dippers
FAMOUSLY
DELICIOUS!
Noble Roman's Pizza

Union Springs, AL



SNACKS
FAMOUSLY DELICIOUS!
Noble Roman's PIZZA
HARLEM

Zionsville, IN


Chicken Dippers
Boneless Wings with Hot-N-Spicy and BBQ Dipping Sauce
Noble Roman's PIZZA
FAMOUSLY DELICIOUS!
Noble Roman's PIZZA

Non-Traditional Revenue Generation

Weekly Royalties

- Primary Method
- Collected Weekly by ACH

Fees in Lieu of Royalty

- Secondary Method, Now Minimally Used
- Mark-Up on Selected Ingredients
- Collected by a Noble Roman's Distributor
- Paid by the Distributor to Noble Roman's Monthly

Minimum Royalty

New Franchise Agreement Clause

For Franchise Agreements Sold After June '22

Establishes a Minimum Royalty Regardless of Sales

- Weekly
- ACH

Expands Economic Viability

- Of Smaller Operations
- Of Lower Volume Operators/Locations

Concerns to Overcome

- Staffing
- Inflation
- General Economy

Selling the Labor Factor

- Most prospects today recognize value and necessity of food
- If they are not already, they have to be educated on the difference between warehousing retail items and foodservice
- <u>Noble Roman's concept only requires 1 dedicated employee</u>
- Differentiated from
  - Concepts with poor quality and expensive products that do not attract serious food buyers
  - Concepts that require significantly higher staffing levels

Segment Review

Craft Pizza & Pub

Noble Roman's Inc.

Craft Pizza & Pub

- Conceptualizing the Mission

Creating WOW!

Exceeding Expectations in Product, Features and Service



Built-In WOW!

Glass Enclosed, Temperature Controlled Dough Rooms	Open Pizza Making Line Abutting Main Aisle	Ultra Fast Baking Speeds	Multiple Crust Types and Sizes
Over 40 Toppings from which to Choose	Hand-Made, Hand-Rolled Fresh Breadsticks w/Spicy Cheese	Many Other Menu Options	Relaxing, open & Modern Dining Rooms with Booths and Tables
Self-Serve Craft Root Beer Keg	Self-Serve, Garden Fresh Salad Bars	Beer & Wine "Piazza" Bars	Pizza Valet Service To-Your-Car

Guest Service WOW!



4.5-Star Combined Google Rating

30-Day Moving Average Thru 7/2/23

CPP -vs- Fast Casual

Craft Pizza & Pub	Typical Fast Casual Pizza Concept
Broader Menu	Limited Menu
Personal, Medium & Large Pizzas	Often Only Individual Pizzas
Extensive Beer & Wine with Bar	None or Limited
Refined & Relaxing Dining Room	Fast Food Ambiance
Modern Interior with Entertainment	No Special Appeal
Family Friendly	Not Appealing to Kids
Increased Dining Service	Self-Serve Only
More Flavorful Yeast Doughs	Low Yeast, Low Flavor
True Deep-Dish Crust	None or Par Baked

Location Map



Anderson
Lebanon
Noblesville
Pendleton
Carmel
onsville
Brownsburg
Indianapolis
Greenfield
Avon
Beech Grove
Plainfield
Greenwood
Monrovia
Whiteland
Shelbyville
Franklin
Martinsville
St Pa
Morgantown
Edinburgh
ettsville
Unionville
Nashville
Columbus
Bloomington
Existing Location
Potential Location

2,400 Sqft Prototype "C"

- Simplified Operations for Franchise Growth
- Decreased Initial Investment
- Decreased Occupancy Costs
- Appropriate for Small & Large Markets

Prototype C 30' x 80' Layout

NOBLE ROMAN'S®
LOCAL CRAFT PIZZA



Freezer
Root Beer
Soda
Child Seats
Scale
Customer and Third Party P/U
Bus Area
Dish Machine
CO2
Valet Management Wall
Bag-n-Box
Electric Panel
Beer Cooler
Dine In Pick Up
48" High Wall
Salad Bar
Wait Bench

Guest Behavior Metrics

Category	June 2022	June 2023
Average Ticket	$27.46	$27.13
Percent Dine-In	56.4%	56.7%
Percent 3rd Party Delivery	13.8%	11.5%
Percent Organic Delivery	---	3.1%
YTD Catering & Special Events	$92,992	$98,996

6-week averages. Catering & Special Events data as of 6/20/23.

Delivery Service (Delivery Fulfillment by DoorDash)

Implemented June 2023

- Work out bugs before fall delivery season starts
- No promoting yet

Order Directly from Craft Pizza & Pub

- nrpizzapub.com or by phone
- Not from DoorDash Website

CPP takes the order then Pushes to DoorDash for Delivery

DoorDash fulfills Order Delivery

DoorDash charges CPP a Delivery Fee per Order

- Does not retain a percentage of sales
- Does not charge the guest any additional fees
- CPP charges the guest a delivery fee

Average Check = $36.90 (Compares to 3rd Party $31.49 and Overall at $27.46)

Avg Check data from June, 2023.

Pipeline Projects

CPP Ordering App

- For Android and Apple
- With Loyalty Rewards
- Must follow delivery in sequencing

New POS System

- Current system is not sufficiently robust
- Lacks ability to properly integrate services

Salad Bar

(Launched in 2022)

- Popular Feature to Attract Guests
- Adds Dynamic for Lunch Daypart
- Historical Tie-In
- Contrarian Competitive



Upcoming LTO – Mexican Flatbread Pizza


$7.99

Flatbread Recipe with Mexican Oregano, Taco Sauce, 3 Cheeses, Fresh Cilantro, Chorizo Sausage, Fresh Tomato – Tri-Color Jalapeno's Optional!

Upcoming LTO – Monster Pizza



50% More Cheese & Topping

than a Regular Pizza for Just $2 More!

Management & Labor Challenges

- Continued Wage & Salary Inflation
- Management Talent Exited Industry During COVID and has Under-Returned
- Hourly Employee Pool has Significantly Returned

Despite Average Hourly Wage


12.60
12.40
12.20
12.00
11.80
11.60
11.40
11.20
11.00
12.43
11.59
June '22
June '23
7.4% Annual Increase

Despite Average Annual Management Salary



$55,000
$54,500
$54,000
$53,500
$53,000
$52,500
$52,000
$51,500
$51,000
$50,500
$50,000
$54,600
$51,704
June '22
June '23
5.6% Annual Increase

Additional Factors

No Perceived Room for a Price Increase at this Time

- Competitive Factors
- Economy
- Price Sensitivity

Significant Manufacturer Pricing Pressure Delivered at the End of 2022 for 2023

Increased Productivity & Lower Costs
Sales Per Non-Management Labor Hour



$86.00
$85.00
$84.00
$83.00
$82.00
$81.00
$80.00
$79.00
$78.00
$77.00
$76.00
$84.65
$79.19
June '22
June '23
6.9% Annual Increase

Increased Productivity & Lower Costs
Total 9-Unit Weekly Salary Load



$27,000
$26,000
$25,000
$24,000
$23,000
$22,000
$21,000
$20,000
$25,852
$22,054
June '22
June '23
14.7% Annual Decrease

Increased Productivity & Lower Costs
Average Sales Per Labor Hour (Salaried & Hourly)


$58.00
$57.00
$56.00
$55.00
$54.00
$53.00
$52.00
$51.00
$50.00
$49.00
$48.00
$51.73
$57.20
June '22
June '23
10.6% Annual Increase

CPP Margin Contribution



16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
15.1%
8.4%
Jan thru Mar, 2023
Apr thru May, 2023
6.7 Point Increase

Food Cost Control Systems – Pizza Cheese

- Change in Measuring Cup Design for Pizza Cheese
- Reduced Frequency of Cheese Cups per Pizza
- Daily Cheese Usages vs Sales
- Staffing Stability Increases Procedure Conformance
- NO CHANGE IN TOPPING QUANTITY STANDARDS

Importance of Controlling Cheese



Percentage Cost of Pizza Ingredients
22%
18%
4%
56%
Large Sicilian Pepperoni Pizza
Dough
Pizza Cheese
Pizza Sauce
Pepperoni

Cost data from 6/17/23 and using the 10-year average cheese price.

Cheese: Pre & Post COVID Averages



Five-Year Average Cheese Price
$1.900
$1.850
$1.800
$1.750
$1.700
$1.650
$1.600
$1.550
$1.500
$1.871
15.1% Increase in the
average in just 4 years!
$1.625
1
2019
2023

Cheese Price Trend – Tailwind?



Weekly CHeese Price/Lb
2.400
2.300
2.200
2.100
2.000
1.900
1.800
1.700
1.600
1.500
1.400
1.300
1/6
1/27
2/17
3/10
3/31
4/21
5/12
6/2
6/23
7/14
8/4
8/25
9/15
10/6
10/27
11/17
12/8
12/29
2022
2023
10 Yr Avg

Challenges

MANAGEMENT QUALITY & RECRUITING

CONTINUING INFLATIONARY PRESSURES

CONSUMER SPENDING WEAKNESS/MACRO ECONOMICS







Noble Roman's®
THE BETTER PIZZA PEOPLE

NOBLE ROMAN'S®
CRAFT PIZZA & PUB

Noble Roman's® Inc.

End of Presentation

The statements contained in this presentation concerning the company's future revenues, profitability, financial resources, market demand and product development are forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) relating to the company that are based on the beliefs of the management of the company, as well as assumptions and estimates made by and information currently available to the company's management. The company's actual results in the future may differ materially from those indicated by the forward-looking statements due to risks and uncertainties that exist in the company's operations and business environment, including, but not limited to the continuing effects of the COVID-19 pandemic and its aftermath, competitive factors and pricing and cost pressures, non-renewal of franchise agreements, shifts in market demand, the success of franchise programs, including the Noble Roman's Craft Pizza & Pub format and the ability to convert the sales pipeline into sold units, the company's ability to successfully operate an increased number of company-owned restaurants, the outcome of the election of directors at the company's 2023 annual meeting of shareholders (as discussed under "Part II-Other Information" in Form 10-Q filed with SEC on May 10, 2023), general economic conditions, changes in demand for the company's products or franchises, the company's ability to service its loans and refinance its debt under suitable terms, the acceptance of the amended federal Form 941 returns relating to the ERTC, the impact of franchise regulation, the success or failure of individual franchisees and inflation and other changes in prices or supplies of food ingredients and labor as well as the factors discussed under "Risk Factors" contained in this company's Annual Report on Form 10-K for the year ended December 31, 2022. Should one or more of these risks or uncertainties materialize, or should underlying assumptions or estimates prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected or intended.